Exhibit 10.2

RIDER NO. 1 TO MASTER LEASE AGREEMENT

To and part of the Master Lease Agreement dated as of July 11, 2024 (the “Lease”), between UTICA LEASECO, LLC, its successors and assigns (“Lessor”), and FARADAY&FUTURE INC., a California corporation, its successors and permitted assigns (hereafter referred to both individually, and collectively (if more than one), as “Lessee”).

AUTOMATED CLEARING HOUSE PAYMENTS.

All payments of Basic Rent pursuant to Section 2 of the Lease shall be paid by automatic debit from Lessee’s bank account (the “Bank Account”) specified on the Authorization for Pre-Arranged Payments attached hereto as Exhibit No. 1 (the “Authorization”).

In addition to the conditions precedent specified in Section 5 of the Lease, Lessor’s agreement to purchase and lease Equipment under a Schedule is conditioned upon Lessor having received the Authorization duly executed by Lessee, in form and substance satisfactory to Lessor.

In addition to the representations and warranties made by Lessee in Section 3 of this Lease, Lessee represents, warrants and agrees that, as of the effective date of this Lease and of each Schedule: (a) the Bank Account is Lessee’s primary operating account as of the date of this Lease, and any additional bank accounts specified on Exhibit No. 2 attached hereto constitute all other bank accounts maintained by Lessee as of the date of this Lease; and (b) Lessee shall provide to Lessor prior written notice if at any time the Bank Account ceases to be Lessee’s primary operating account or if Lessee establishes other bank accounts in addition to those specified on Exhibit No. 2 attached hereto.

In addition to the Events of Default specified in Section 15 of this Lease, Lessee’s failure to maintain the Bank Account as its primary operating account, without (a) prior notice to Lessor, (b) the designation of a replacement primary operating account, and (c) execution and delivery to Lessor of an Authorization with respect to such replacement account, shall constitute an Event of Default.

If any payment of Basic Rent or any other amount due under the Lease intended to be paid by automated clearing house debit is not processed or returned on the basis of insufficient funds in the designated bank account, upon demand, Lessee shall pay Lessor a charge equal to five (5) percent of the amount of such payment.

Lessee:

FARADAY&FUTURE INC.,

a California corporation

By:	/s/ Chao Wang
Name:	Chao Wang
Title:	Vice President, Corporate Operations

Exhibit 1

Authorization for pre-arranged payments

Please fill out and execute this document along with a matching voided check

CREDITOR Name: Utica Leaseco, LLC Address: 905 South Boulevard East City: Rochester Hills State: MI Zip: 48307 Account _________________________________________

DEPOSITOR

Customer Name______________________________________________________________________________

Address:______________ City:_______________ State:_______________ Zip:___________________

Phone # ____________________

From time to time, Depositor may enter into an additional Financing Agreement with Creditor (hereinafter each “Additional Agreement” and collectively the “Additional Agreements”). Such Additional Agreements will require Depositor to remit certain periodic payments and other sums including, but not limited to, applicable insurance charges, interim rent, service and returned item fees or personal property and other taxes and governmental charges associated with the ownership, possession or use of the Property to Creditor. PAYMENTS UNDER THE ADDITIONAL AGREEMENT(S) MAY VARY. Depositor may request to be set-up for Electronic Funds Withdrawal for any Additional Agreement by sending a written request to Creditor. Such request may be sent via mail, facsimile or electronic mail and Creditor may rely on any such request even if the request is not signed by Depositor. Any such request approved by Creditor shall be subject to all of the terms and conditions of this Master Authorization for Electronic Funds Withdrawal Agreement. For any such request approved by Creditor, Depositor hereby requests and authorizes Creditor (or any assignee of Creditor), without notice to Depositor, to issue any check, draft or order for payment on the below referenced Bank Account, as Depositor’s agent, until such time as Depositor delivers written revocation of such authorization to Creditor and the below referenced Bank or Financial Institution (the “Bank”). Creditor hereby authorizes the Bank to debit the Bank Account by an amount equal to the check, draft or order presented for payment. Nothing herein shall require Creditor or Depositor to enter into any Additional Agreements.

_____________Initials

FINANCIAL INSTITUTION ACCOUNT INFORMATION

Name:_________________________________________

Phone #:(       )                        Fax #.(____)______________

Branch Address: _______________ City: ______________ State: ______________ Zip:_______________

Checking Account #:

ABA Routing # (9 digits): _________________________

NOTICE: Depositor has previously entered into the above referenced Agreement which requires Depositor to remit certain periodic payments and other sums including, but not limited to, applicable insurance charges, service and returned item fees, interim rent or personal property and other taxes and governmental charges associated with the ownership, possession or use of the Property to Creditor on the due date thereof. In order to provide for the convenient remittance of such amounts to Creditor, Depositor hereby requests and authorizes Creditor (or any assignee of Creditor) to issue any check, draft, or order for payment on the above referenced Bank Account, as Depositor’s agent, until such time as Depositor delivers written revocation of such authorization to Creditor and the above referenced Bank or Financial Institution (the “Bank”). Creditor hereby authorizes the Bank to debit the Bank Account by an amount equal to the check, draft or order presented for payment. The amount drawn on your Bank Account will be the amount set forth on the invoices provided by Creditor to Depositor from time to time and such amounts will also appear on your monthly statement provided by the Bank to Depositor. The amount authorized to be drawn on the Account each month shall be the sum of the periodic payment and all other sums then due and payable under the terms of the Agreement.

The amount drawn each month may vary from month to month due to the timing of such obligations as property taxes, applicable insurance charges, interim rent, or personal property and other taxes and governmental charges associated with the ownership, possession or use of the Property. Depositor agrees to maintain a balance in the Account sufficient to cover such amounts. In the event any check, draft or order is not paid upon presentation, Depositor shall immediately deposit an amount in the Bank Account sufficient to cover such check, draft or order. In the event any check, draft or order is not paid upon presentation, Creditor reserves the right to cancel this Authorization for Pre- Arranged Payments and require Depositor to remit all periodic payments and other sums due and payable under the terms of the Agreement directly to Creditor. Depositor acknowledges and agrees that all payments due under the terms of the Agreement are the responsibility of Depositor. If any payment is not made under this Authorization for Pre- Arranged Payments for any reason including, without limitation, insufficient funds in the Bank Account, temporary suspension of service by the Bank, or the Bank Account is closed, Depositor shall be required to make the payment manually on time. If this is not done, late charges (as defined in the Agreement) shall apply. Cancellation of this Agreement must be requested 7 days prior to your due date. It is agreed that these transfers and adjustments may be made electronically under the rules of the National Automated Clearing House Association.

Please note: A matching voided check must be included with this authorization form in order for your request to be processed

THE FOREGOING IS HEREBY ACKNOWLEDGED AND AGREED

TO AS OF THIS ___________ DAY OF ___________, 20 _______,

BY A DULY AUTHORIZED REPRESENTATIVE OF DEPOSITOR.

X__________________________________________________

Depositor Signature exactly as it appears on Bank’s Records

X__________________________________________________

Signature of Joint Account Holder (If applicable)